Property and Equipment, Net	12 Months Ended
Dec. 31, 2021
Property, Plant and Equipment [Abstract]
Property and Equipment, Net	PROPERTY AND EQUIPMENT, NET
The following is a summary of property and equipment, net and the related useful lives as of December 31, 2021 and December 31, 2020 (in thousands):

Assets Classification	Useful Life	2021	2020
Leasehold improvements	Lesser of lease term or 15 years	$46,283	$25,021
Medical equipment	3-12 years	16,133	8,288
Vehicles	3-5 years	7,403	4,900
Computer equipment	5 years	7,068	4,475
Furniture and fixtures	3-7 years	4,039	2,390
Construction in progress		24,817	4,155

Total		105,743	49,229
Less: Accumulated depreciation and amortization		(20,482)	(11,103)

Property and equipment, net		$85,261	$38,126

Depreciation expense was $10.9 million, $6.7 million and $2.9 million for the years ended December 31, 2021, 2020 and 2019, respectively. The Company paid a related party for construction in progress and leasehold improvements totaling $7.9 million $7.3 million and $5.5 million for the years ended December 31, 2021, 2020 and 2019 respectively. The Company had an immaterial amount due to the related party as of December 31, 2021 and December 31, 2020, related to the construction in progress and leasehold improvements. These payments are included in the caption accounts payable and accrued expenses on the accompanying consolidated balance sheets.
The Company records construction in progress related to vehicles, computer equipment, medical equipment, furniture, and fixtures that have been acquired but have not yet been placed in service as of the reporting date, as well as leasehold improvements currently in progress.